EXHIBIT 99.2

Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because NV Energy, Inc. (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from (used by) operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
Funds From Operations (FFO)
	Nine Months ended September 30,		Year Ended December 31,						LTM September 30,
	2010	2009	2009		2008		2007		2010

Net Income	$217,971	$178,785	$182,936		$208,887		$197,295		$222,122

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	249,067	240,912	321,921		260,608		235,532		330,076
Deferred taxes and deferred investment tax credit	129,459	115,389	111,219		52,060		79,337		125,289
AFUDC(1) (debt and equity)	(38,264)	(34,940)	(44,503)		(67,968)		(57,776)		(47,827)
Carrying charge on Lenzie Generating Station	-	-	-		-		(16,080)		-
Reinstated interest on deferred energy	-	-	-		-		(11,076)		-
Gain on sale of asset	(7,575)	-	-		-		(1,369)		(7,575)
Amortization of other regulatory assets	59,643	69,701	-		-		-		(10,058)
Deferred rate increase	(6,250)	(61,795)	-		-		-		55,545
Other, net	8,922	3,282	(2,004)		100,482		71,543		3,636
FFO (before deferred energy)	612,973	511,334	569,569		554,069		497,406		671,208
Deferred energy	134,969	221,321	306,406		2,717		309,587		220,054
Adjusted FFO	$747,942	$732,655	$875,975		$556,786		$806,993		$891,262

Long-term debt	$5,313,407	$5,549,052	$5,303,357		$5,266,982		$4,137,864		$5,313,407
Current maturities of long-term debt	356,538	9,286	134,474		9,291		110,285		356,538
Total Debt	$5,669,945	$5,558,338	$5,437,831		$5,276,273		$4,248,149		$5,669,945

Interest expense (net of AFUDC(1) debt)	$241,625	$250,996	$334,314		$300,857		$279,788		$324,943
AFUDC(1) (debt)	17,349	15,847	20,229		29,527		25,967		21,731
Adjusted Interest Expense	$258,974	$266,843	$354,543		$330,384		$305,755		$346,674

Total Debt/FFO			9.55	x	9.52	x	8.54	x	8.45	x
Total Debt/Adjusted FFO			6.21	x	9.48	x	5.26	x	6.36	x
FFO Adjusted Interest Coverage			2.61	x	2.68	x	2.63	x	2.94	x
Adjusted FFO Interest Coverage			3.47	x	2.69	x	3.64	x	3.57	x
Shareholders' Equity			$3,223,922		$3,131,186		$2,996,575		$3,368,514
Total Capitalization (including current maturities of long-term debt)			$8,661,753		$8,407,459		$7,244,724		$9,038,459
Total Debt/Total Capitalization			62.78%		62.76%		58.64%		62.73%

(1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)
	Nine Months ended September 30,		Year Ended December 31,						LTM September 30,
	2010	2009	2009		2008		2007		2010

Net Income	$181,586	$140,941	$134,284		$151,431		$165,694		$174,929

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	169,330	160,869	215,873		171,080		152,139		224,334
Deferred taxes and deferred investment tax credit	93,730	100,126	96,831		45,039		56,868		90,435
AFUDC(1) (debt and equity)	(34,318)	(30,041)	(38,209)		(45,980)		(29,057)		(42,486)
Carrying charge on Lenzie Generating Station	-	-	-		-		(16,080)		-
Reinstated interest on deferred energy	-	-	-		-		(11,076)		-
Amortization of other regulatory assets	41,415	41,791	-		-				(376)
Uncollected revenue - deferred rate increase	(6,250)	(61,795)	-		-				55,545
Other, net	3,085	5,507	(34,291)		73,209		38,821		(36,713)
FFO (Before Deferred Energy Costs)	448,578	357,398	374,488		394,779		357,309		465,668
Deferred energy	99,407	144,656	216,629		4,211		218,992		171,380
Adjusted FFO	$547,985	$502,054	$591,117		$398,990		$576,301		$637,048

Long-term debt	$3,546,724	$3,701,308	$3,535,440		$3,385,106		$2,528,141		$3,546,724
Current maturities of long-term debt	356,538	9,286	119,474		8,691		8,642		356,538
Total Debt	$3,903,262	$3,710,594	$3,654,914		$3,393,797		$2,536,783		$3,903,262

Interest expense (net of AFUDC(1) debt)	$161,496	$170,535	$226,252		$186,822		$174,667		$217,213
AFUDC(1) (debt)	15,763	13,483	17,184		20,063		13,196		19,464
Adjusted Interest Expense	$177,259	$184,018	$243,436		$206,885		$187,863		$236,677

Total Debt/FFO			9.76	x	8.60	x	7.10	x	8.38	x
Total Debt/Adjusted FFO			6.18	x	8.51	x	4.40	x	6.13	x
FFO Adjusted Interest Coverage			2.54	x	2.91	x	2.90	x	2.97	x
Adjusted FFO Interest Coverage			3.43	x	2.93	x	4.07	x	3.69	x
Shareholder's Equity			$2,650,039		$2,627,567		$2,376,740		$2,769,675
Total Capitalization (including current maturities of long-term debt)			$6,304,953		$6,021,364		$4,913,523		$6,672,937
Total Debt/Total Capitalization			57.97%		56.36%		51.63%		58.49%

(1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)
	Nine Months ended September 30,		Year Ended December 31,						LTM September 30,
	2010	2009	2009		2008		2007		2010

Net Income	$52,897	$58,206	$73,085		$90,582		$65,667		$67,776

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	79,737	80,043	106,048		89,528		83,393		105,742
Deferred taxes and deferred investment tax credit	21,134	38,782	32,548		24,598		(36,713)		14,900
AFUDC(1) (debt and equity)	(3,946)	(4,899)	(6,293)		(21,988)		(28,719)		(5,340)
Gain on sale of asset	(7,575)	-	-		-		-		(7,575)
Amortization of other regulatory assets	18,056	27,361	-		-		-		(9,305)
Other, net	4,454	(2,444)	30,368		22,872		29,451		37,266
FFO (before deferred energy)	164,757	197,049	235,756		205,592		113,079		203,464
Deferred energy	35,562	76,665	89,777		(1,494)		90,595		48,674
Adjusted FFO	$200,319	$273,714	$325,533		$204,098		$203,674		$252,138

Long-term debt	$1,281,138	$1,362,002	$1,282,225		$1,395,987		$1,084,550		$1,281,138
Current maturities of long-term debt	-	-	15,000		600		101,643		-
Total Debt	$1,281,138	$1,362,002	$1,297,225		$1,396,587		$1,186,193		$1,281,138

Interest expense (net of AFUDC(1) debt)	$51,141	$51,473	$69,413		$72,712		$60,735		$69,081
AFUDC(1) (debt)	1,586	2,364	3,044		9,464		12,771		2,266
Adjusted Interest Expense	$52,727	$53,837	$72,457		$82,176		$73,506		$71,347

Total Debt/FFO			5.50	x	6.79	x	10.49	x	6.30	x
Total Debt/Adjusted FFO			3.98	x	6.84	x	5.82	x	5.08	x
FFO Adjusted Interest Coverage			4.25	x	3.50	x	2.54	x	3.85	x
Adjusted FFO Interest Coverage			5.49	x	3.48	x	3.77	x	4.53	x
Shareholder's Equity			$1,009,258		$877,961		$1,001,840		$1,014,181
Total Capitalization (including current maturities of long-term debt)			$2,306,483		$2,274,548		$2,188,033		$2,295,319
Total Debt/Total Capitalization			56.24%		61.40%		54.21%		55.82%

(1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.